SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the Registrant [X]
     Filed by a party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement
     [ ] Confidential, for use of the Commission only (as permitted by
          Rule 14a-6(e)(2))
     [X] Definitive proxy statement
     [ ] Definitive additional materials
     [ ] Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                                 APROGENEX, INC.
                (Name of Registrant as Specified in Its Charter)

    _______________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
          or Item 22(a)(2) or Schedule 14A.

     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

         ____________________________________________________________________

     (2) Aggregate number of securities to which transactions applies:

         ____________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ____________________________________________________________________

     (4) Proposed maximum aggregate value of transaction:

         ____________________________________________________________________

     (5) Total fee paid:

         ____________________________________________________________________

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:

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                            NOTICE OF ANNUAL MEETING
                                  JUNE 24, 1996
                               AND PROXY STATEMENT


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 24, 1996


TO THE STOCKHOLDERS OF
APROGENEX, INC.:

      The annual meeting of stockholders of Aprogenex, Inc. (the "Company") will be held at The Marriott Medical Center, 6580 Fannin Street, Houston, Texas 77030, on June 24, 1996, at 8:00 am, Houston time, for the following purposes:

      1.    To elect five directors;

      2. To consider and act upon a proposal to amend and restate the Company's Director Stock Option Plan and to increase by 50,000 shares the aggregate number of shares of Common Stock that may be purchased under the plan;

      3. To approve the appointment of Arthur Andersen & Co. as the independent public accountants for the Company for 1996; and

      4. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on May 17, 1996 as the record date for determining stockholders entitled to notice of and to vote at the meeting.

      You are cordially invited to attend the meeting in person. Even if you plan to attend the meeting, however, you are requested to mark, sign, date and return the accompanying proxy as soon as possible.

                                       By Order of the Board of Directors,

                                       J. Donald Payne
                                       Corporate Secretary


June 7, 1996
8000 El Rio Street
Houston, Texas 77054-4104


                                 APROGENEX, INC.
                                 PROXY STATEMENT

      This Proxy Statement and the accompanying proxy are being mailed to stockholders beginning on or about June 10, 1996. These are furnished in connection with the solicitation of proxies by the Board of Directors of Aprogenex, Inc. (the "Company") for use at the 1996 annual meeting of stockholders of the Company (the "Annual Meeting") to be held at the time and place and for the purposes set forth in the accompanying notice. In addition to the solicitation of proxies by mail, proxies may also be solicited by telephone, telegram or personal interview by regular employees of the Company. The Company will pay all costs of soliciting proxies. The Company will also reimburse brokers or other persons holding stock in their names or in the names of their nominees for their reasonable expenses in forwarding proxy material to beneficial owners of stock, in accordance with applicable Securities and Exchange Commission and American Stock Exchange requirements.

      All duly executed proxies received prior to the meeting will be voted in accordance with the choices specified thereon. As to any matter for which no choice has been specified in a duly executed proxy, the shares represented thereby will be voted (i) for the election as directors of the nominees listed herein; (ii) for approval of the proposal to amend and restate the Company's Director Stock Option Plan (the "Directors Plan") and to increase by 50,000 shares the aggregate number of shares of Common Stock that may be purchased under the Directors Plan, (iii) for approval of Arthur Andersen & Co. as the Company's independent public accountants for 1996, and (iv) in connection with any other business that may properly come before the meeting. A stockholder giving a proxy may revoke it at any time before it is voted at the meeting by filing with the Corporate Secretary of the Company an instrument revoking the proxy, by delivering a duly executed proxy bearing a later date or by appearing at the meeting and voting in person.

      This is the third annual meeting of stockholders of the Company since the initial public offering of its common stock, par value $.001 per share ("Common Stock"), in October 1993. As of May 17, 1996, the record date for determining stockholders entitled to vote at the meeting, there were shares of stock entitled to a total of 7,113,338 votes at the meeting. As of such date, 5,200,598 shares of Common Stock were outstanding, each of which is entitled to one vote at the meeting. Additionally, as of such date, 449,000 of Series A Convertible Preferred Stock were outstanding, which shares are each entitled to
4.26 votes, or in total entitled to a total 1,912,740 votes. The quorum for transaction of business at the meeting is the presence in person or by proxy of the holders of shares of stock having a majority of the votes that could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting.

      The Company's 1995 Annual Report on Form 10-KSB, including financial statements, for the year ended December 31, 1995, has previously been mailed to all stockholders. The Annual Report is not a part of this proxy solicitation material.

                               SECURITY OWNERSHIP

      COMMON STOCK. The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of December 31, 1995, for
(i) each person known by the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each current director of the Company, (iii) each of the current executive officers of the Company and (iv) all current executive officers and directors of the Company as a group. See "Certain Relationships and Certain Transactions."

      The amounts set forth in the table do not include any increase in the number of shares of outstanding Common Stock that may result from conversion of the Series A Convertible Preferred Stock that may occur subsequent to December 31, 1995. Each such share of Series A Convertible Preferred Stock is convertible into 4.26 shares of Common Stock, and is entitled to the number of votes based on such conversion rate. See "Series A Convertible Preferred Stock."

      Except as otherwise indicated, the persons named below have sole investment and voting power with respect to the shares of Common Stock shown as beneficially owned by them. The business address of each director and officer is c/o Aprogenex, Inc., 8000 El Rio Street, Houston, Texas 77054.


                                               NUMBER       PERCENT OF
                                                 OF           COMMON
                                               COMMON          STOCK
NAME AND ADDRESS OF BENEFICIAL OWNER           SHARES          OWNED
- ------------------------------------           ------          -----
WestMed Venture Partners, L.P. (1)
   Oppenheimer Tower
   World Financial Center
   New York, New York 10281 ..............     493,197          9.5%
The Genesis Fund, Ltd. (2)
   c/o Acorn Ventures
   520 Post Oak Blvd., Suite 130
   Houston, Texas 77027 ..................     360,408          7.0
Stuart Schube (3)
   c/o Acorn Ventures
   520 Post Oak Blvd., Suite 130
   Houston, Texas 77027 ..................     385,230          7.5
W.S. Farish & Company (4)
   1100 Louisiana Street, Suite 1200
   Houston, Texas 77002 ..................     481,665          9.3
Dr. Joel Bresser (5) .....................     358,917          7.0
R. Walter Cunningham (6) .................     374,329          7.2
Dr. Michael Hogan (7) ....................        --             --
Christopher T. Kelly (7) .................        --             --
David M. Leech (8) .......................        --             --
Terry Ward (9) ...........................     512,060          9.8
J. Donald Payne (10) .....................      67,856          1.3
Dr. Luis Cantarero (11) ..................      30,125           .6
All current executive officers
and directors
     as a group (6 persons) (12) .........     968,958         18.3

(1) Includes 16,458 shares issuable upon exercise of warrants exercisable within 60 days of December 31, 1995.
(2) Includes 1,848 shares issuable upon exercise of warrants exercisable within 60 days of December 31, 1995.
(3) Mr. Schube is a principal of The Genesis Fund, Ltd. and therefore may be deemed the beneficial owner of the 360,408 shares of Common Stock beneficially owned by The Genesis Fund, Ltd. The shares set forth also include 5,900 shares held by Mr. Schube's wife and as to which Mr. Schube disclaims beneficial ownership.
(4) Includes 50,510 shares issuable upon exercise of warrants exercisable within 60 days of December 31, 1995. Does not include shares that may be issuable upon conversion of notes or exercise of warrants to be acquired in June, 1996 as set forth below.
(5) Dr. Bresser was a Director of the Company until May, 1996. As indicated in copies of Forms 4 provided to the Company, Dr. Bresser has sold or gifted 50,000 shares of Common Stock subsequent to the date set forth in the table above.
(6) Mr. Cunningham is a principal of The Genesis Fund, Ltd. and therefore may be deemed the beneficial owner of the 360,408 shares of Common Stock beneficially owned by The Genesis Fund, Ltd. Mr. Cunningham was a Director of the Company until February, 1996.
(7) On May 30, 1996, Mr. Kelly and Dr. Hogan were elected to the Board of Directors.
(8) On April 1, 1996, David Leech was elected to the Board of Directors and to the position of Acting President and Chief Executive Officer.
(9) Includes 13,429 shares issuable upon exercise of options and warrants exercisable within 60 days of December 31, 1995. Does not include shares that may be issuable upon conversion of notes or exercise of warrants to be acquired in June, 1996 as set forth below. Mr. Ward is the Chief Financial Officer and a director of W.S. Farish & Company, and therefore may be deemed the beneficial owner of the 481,665 shares beneficially owned by W.S. Farish & Company. Mr. Ward disclaims beneficial ownership of such shares.
(10) Includes 40,056 shares issuable upon exercise of options exercisable within 60 days of December 31, 1995.
(11) Includes 30,125 shares issuable upon exercise of options exercisable within 60 days of December 31, 1995.
(12) Includes 134,120 shares issuable upon exercise of options and warrants exercisable within 60 days of December 31, 1995.

                                       2

      W.S. Farish & Company and Mr. Ward are expected to be participants in a private placement involving the sale of convertible notes and warrants expected to be closed after the date of this Proxy Statement. If consummated, the private placement is expected to increase the number of shares of Common Stock beneficially owned by W.S. Farish & Company and Mr. Ward by approximately 1,000,000 shares, assuming conversion of the notes and exercise of the warrants, or beneficial ownership of approximately 25% of the outstanding Common Stock, excluding the effect conversion of the Series A Convertible Preferred Stock.

      SERIES A CONVERTIBLE PREFERRED STOCK. The following table sets forth information regarding the beneficial ownership of shares of Series A Convertible Preferred Stock as of December 31, 1995, for (i) each person known by the Company to be the beneficial owner of more than 5% of the Series A Convertible Preferred Stock, (ii) each current director of the Company, (iii) each of the current executive officers of the Company and (iv) all current executive officers and directors of the Company as a group. Except as otherwise indicated, the persons named below have sole investment and voting power with respect to the shares of Series A Convertible Preferred Stock shown as beneficially owned by them.

                                                  NUMBER OF    PERCENT OF
                                                  SERIES A      SERIES A
                                                 CONVERTIBLE  CONVERTIBLE
                                                  PREFERRED    PREFERRED
       NAME OF BENEFICIAL OWNER                    SHARES     STOCK OWNED
       ------------------------                    ------     -----------
       Hugh Virgil Sherill                         25,000           5.4%
       M.D. Sabbah                                 40,000           8.7
       Keys Foundation                             50,000          10.9
       South Ferry #2, L.P.                        25,000           5.4
       Dr. Joel Bresser (1)                            --            --
       R. Walter Cunningham (2)                        --            --
       Dr. Michael Hogan (3)                           --            --
       Christopher T. Kelly (3)                        --            --
       David M. Leech (4)                              --            --
       Terry Ward                                      --            --
       J. Donald Payne                                 --            --
       Dr. Luis Cantarero                              --            --
       All current executive officers and
       directors
            as a group (6 persons)                     --             --

(1)   Dr. Bresser was a Director of the Company until May, 1996.
(2)   Mr. Cunningham was a Director of the Company until February, 1996.
(3) On May 30, 1996, Mr. Kelly and Dr. Hogan were elected to the Board of Directors.
(4) On April 1, 1996, David Leech was elected to the Board of Directors and to the position of Acting President and Chief Executive Officer.

                                       3

                                 PROPOSAL NO. 1
                           ELECTION OF FIVE DIRECTORS

      Unless contrary instructions are set forth in the proxy, it is intended that the persons named in the proxy will vote all shares of stock represented by the proxy for the election of Dr. Hogan and Mssrs. Kelly, Leech, Payne and Ward as directors, all of whom are presently members of the Board of Directors of the Company. The five directors elected at the meeting will each serve for a term expiring on the date of the annual meeting in 1997. Directors of the Company are elected annually and hold office until their successors have been elected and qualified or their earlier resignation or removal.

      Should any nominee become unavailable for election, the Board of Directors of the Company may designate another nominee, in which case the persons acting under duly executed proxies will vote for the election of the replacement nominee. Management is not aware of any circumstances likely to render any nominee unavailable. Election of directors will be by a plurality of the votes cast. A stockholder may, in the manner set forth in the enclosed proxy card, instruct the proxy holder not to vote that stockholder's shares for one or more of the named nominees.

      The Company's bylaws currently provide for a Board of Directors of five persons. Five persons currently serve on the Board and are expected to continue to serve until the annual meeting. Pursuant to the Company's bylaws, the Board is also empowered elect additional candidates or replacements to the Board of Directors prior to the next stockholders meeting. The proxies solicited hereby cannot be voted for a number of persons greater than the number of nominees named below. A plurality of the votes of the holders of outstanding stock of the Company represented at the meeting at which a quorum is present may elect directors. The Restated Certificate of Incorporation of the Company, as amended, does not permit cumulative voting.

      The Board believes that the election of the persons listed below as directors of the Company is in the best interests of the Company and its stockholders. The Board therefore recommends a vote FOR the nominees and it is intended that the proxies not marked to the contrary will be so voted.

      NOMINEES. The following sets forth information concerning the five nominees for election as directors at the meeting, including position with the Company and the business experience of each during at least the past five years, and the age of each nominee as of June 1, 1996.

            DR. MICHAEL E. HOGAN. Dr. Hogan has been a director of the Company since May 1996. Dr. Hogan has been the Professor of Molecular Physiology and Biophysics, Baylor College of Medicine since 1994 and a Professor at Baylor's Center for Biotechnology since 1987. Dr. Hogan is the scientific founder of Triplex Pharmaceutical Corporation and currently serves on the Scientific Advisory Board of Aronex Pharmaceuticals, Inc., Lark Sequencing Technologies and Genometrix Corporation. From 1981 to 1987, Dr. Hogan was an Assistant Professor at Princeton University. Dr. Hogan currently has 23 pending and issued patent applications for oligonucleotide therapeutics and nucleic acid based diagnostics. Dr. Hogan is 45 years old.

            CHRISTOPHER T. KELLY. Mr. Kelly has been a director of the Company since May 1996. In September 1993, Mr. Kelly co-founded Spectral Pharmaceuticals, Inc., formed to identify, develop and commercialize diagnostic imaging agents, and has served as President and Chief Executive Officer of that company since March 1994. From March 1992 to August 1993, Mr. Kelly was the Vice President Commercial Development of Triplex Pharmaceutical Corporation. From March 1986 to March 1992, Mr. Kelly held senior strategic planning and business development positions at Sterling Drug, Inc., serving as Vice President Business Development, Consumer Health Products from November 1989 to March 1992. Mr. Kelly previously held senior marketing positions with Boehringer Mannheim Diagnostics, Cooper Biomedical, Inc., and Hoffman-LaRoche Inc. Mr. Kelly is 49 years old.

            DAVID LEECH. Mr. Leech has been a director of the Company and Acting President and Chief Executive Officer since April 1996. Mr. Leech is also a consultant to the Company. See "Arrangements with Mr. Leech." Mr. Leech is the founder and President of Nestor Consulting, Inc., which provides consulting services to biopharmaceutical and medical device companies. From February 1992 to September 1995, Mr. Leech was the President and Chief Executive Officer of Argus Pharmaceuticals, Inc., a biopharmaceutical company. From 1988 to 1992, Mr. Leech was the President and Chief Executive Officer of Houston Biotechnology Incorporated, which was engaged in the development of ophthamalic and neurological therapeutics. Prior to 1988, Mr. Leech served in various senior marketing and management positions with American Cyanamid Corporation and Sterling Drug Company. Mr. Leech is 49 years old.

                                       4

            J. DONALD PAYNE. Mr. Payne has served as Vice President-Finance and Chief Financial Officer of the Company since May 1992 and as a director since September, 1995. Since March 1993, Mr. Payne has also served as Secretary. From 1984 to May 1989, he served as Vice President and Chief Financial Officer of Entex Energy Development, Ltd. He held the same positions with the Energy Resource Group of Entex, Inc. and its successor entities from 1981 through 1990. Mr. Payne is a Certified Public Accountant and received a BBA from Texas A&M University and an MBA from Rice University. Mr. Payne is 40 years old.

            TERRY WARD. Mr. Ward has been a director of the Company since March 1994. Mr. Ward has been the Chief Financial Officer of W.S. Farish & Company since 1979. He is also a director for W.S. Farish & Company, which is engaged in investments, venture capital and other activities. Mr. Ward is 46 years old.

      MEETINGS, STANDING COMMITTEES AND COMPENSATION OF THE BOARD. The Board has appointed from among its members three standing committees of the Board. The Compensation Committee is composed of Mssrs. Kelly and Ward. The principal function of the Compensation Committee is to set compensation policy for all employees. The Audit Committee is currently composed of Mr. Ward, and an additional member of the Board is expected to be appointed at the next meeting of the Board. The principal functions of the Audit Committee include overseeing the performance and reviewing the scope of the audit function of the Company's independent auditors.

The Nominating Committee is currently composed of Mssrs. Ward and Leech. The primary function of the Nominating Committee is to recommend to the Board persons to be considered for election to the Board. In making such recommendations, the Nominating Committee will consider nominations submitted by stockholders to the Secretary of the Company pursuant to timely notice. In order to have such nominations considered by the Nominating Committee in making its recommendations to the Board of persons to be considered for election to the Board at any annual meeting of stockholders, a stockholder's notice must be delivered or mailed and received at the principal executive offices of the Company not less than 90 days prior to the anniversary date of the immediately preceding annual meeting of the stockholders of the Company.

      The Board of Directors met 14 times in 1995. The Compensation Committee met two times in 1995. The Audit Committee and Nominating Committee each met once during 1995. Each Director attended 75 percent or more of the aggregate of the meetings of the Board and of the Board Committees to which he was assigned as a regular member, with the exception of Jack Davis, who attended six of the nine meetings of the Board held before his resignation from the Board.

      For a discussion of compensation of members of the Board, see "Proposal No. 3: Approval of Amendment and Restatement of Director Stock Option Plan and Increase in Number of Shares Authorized for Grant."

                  EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

      EXECUTIVE OFFICERS. For information concerning Mssrs. Leech and Payne, both of whom are directors of the Company, see "Nominees" above. The following sets forth information concerning Dr. Luis Cantarero, the remaining executive officer of the Company, including his position with the Company and business experience during at least the past five years and his age as of June 1, 1996. All officers of the Company are elected by the Board of Directors to hold office until the earlier of their resignation, removal or termination.

            DR. LUIS CANTARERO. Dr. Cantarero has served as the Vice President-Research and Development of the Company since August 1994 and was appointed Chief Operating Officer in August, 1995. From May 1992 to July 1994, he served as Department Manager, Cellular Diagnostics of Abbott Laboratories, Inc., and from 1988 to 1992, was Project Manager, Cellular Diagnostics at Abbott. Dr. Cantarero served in various other capacities with the Diagnostics Division of Abbott since 1984, and with Sigma Chemical Company from 1983 to 1984. Dr. Cantarero received an MS in Radiation Biology and a Ph.D. in Immunology in 1976 and 1980, respectively from the University of Iowa. He is 45 years old.

                                       5

      SUMMARY COMPENSATION TABLE. The following table contains information regarding compensation for services in all capacities to the Company for 1993, 1994 and 1995 of those persons who were (i) at December 31, 1995, the executive officers of the Company and (ii) the Company's former Chief Executive Officer. The Company did not have a chief executive officer as of such date.

                           SUMMARY COMPENSATION TABLE
                                                      LONG-TERM
                                                    COMPENSATION
                               ANNUAL COMPENSATION      AWARD
                               -------------------      -----
                                           OTHER     SECURITIES    ALL OTHER
   NAME AND PRINCIPAL                     ANNUAL     UNDERLYING   COMPENSATION
        POSITION        YEAR   SALARY   COMPENSATION   OPTIONS        (1)
        --------        ----   ------   ------------   -------        ---
  Dr. Joel Bresser
     (2) -- President
     and Chief
     Executive          1995  $112,654       -            -          $3,392
     Officer until      1994  $141,153       -            -          $4,200
     September, 1995    1993  $135,845       -            -          $4,200
  Dr. Luis Cantarero
     (3) -- Vice
     President-Research
     and Development
     and Chief          1995  $136,500       -         72,000 (5)    $4,214
     Operating Officer  1994  $52,338   $30,000(4)     35,000        $1,615
  J. Donald Payne --
     Vice
     President-Finance  1995  $99,000        -         40,000(5)     $4,214
     and Chief          1994  $97,615        -            -          $4,200
     Financial Officer  1993  $91,731        -            -          $4,200

(1)Consists of the Company's contributions to the respective officers' accounts under the Company's "cafeteria plan" within the meaning of Section 125 of the Internal Revenue Code of 1986, as amended.
(2) Dr. Bresser resigned as President and Chief Executive Officer in September, 1995.
(3)   Dr. Cantarero joined the Company in August 1994.
(4) Represents cash paid to Dr. Cantarero in connection with his joining the Company and his relocation to Houston, Texas.
(5) During 1995, options granted to Dr. Cantarero during 1994 and to Mr. Payne earlier in 1995 were repriced. The amounts set forth include both the original grant and each repriced option as if it were a separate grant. See "Option Grants Table" below.

      OPTION GRANTS TABLE. The following table contains information regarding stock options granted during 1995 to those persons who were, at December 31, 1995, the executive officers of the Company. There were no grants to the Company's former Chief Executive Officer. The Company did not have a chief executive officer as of such date.

                           OPTIONS GRANTED DURING 1995

                                    Percent of Total    Exercise
                        Options     Options Granted      Price    Expiration
      NAME              GRANTED   TO EMPLOYEES IN 1995  ($/SHARE)    DATE
      ----              -------   --------------------  ---------    ----
Dr. Luis Cantarero     25,000(1)         10.1%           $3.375    10/05/05
                       12,000(2)          4.9%           $4.000    12/15/05
                       35,000(4)         14.2%           $4.000     8/04/04
J. Donald Payne        10,000(1)          4.1%           $3.375    10/05/05
                       15,000(3)          6.1%           $7.750     1/24/05
                       15,000(4)          6.1%           $4.000     1/24/05

(1)Exercisable based on certain performance milestones; 20% of such options were exercisable at December 31, 1995.
(2)Exercisable at the rate of one-third on the first anniversary of grant and ratably over the next twenty four months.
(3)Fully exercisable at the date of grant.
(4)Represents a repricing of an option previously granted, as described below.

                                       6

      On December 15, 1995, the Compensation Committee of the Board of Directors repriced all outstanding employee stock options with exercise prices at or in excess of $7.75 per share. In making the decision to reprice the options, the Committee considered various factors. The decline in the trading price of the Company's Common Stock in 1994 and 1995 resulted in stock options granted to certain employees having exercise prices substantially above the recent trading price. The Committee believes that stock options represents a substantial part of the compensation package for key employees, and that the retention of employees, particularly given the current financial condition of the Company, is heavily influenced by the potential for gain from stock option grants. The Committee believes that the Company's success will depend in a large part upon the ability to retain its key employees, that the competition for such employees is intense, and that the loss of key employees could have an adverse impact upon the Company. The Committee concluded that it was cost-effective to reprice certain options to a price closer to current trading prices, and that such action would provide a greater incentive for the retention of key employees and thereby avoid costs associated with the potential recruitment of replacements. Rather than grant new options, the Committee determined that it was in the best interests of the Company to reprice existing option grants. The Committee set the new exercise price of the repriced options at $4.00 per share, which was above the closing market price of $1.75 on the date of the repricing. This higher price was established after review of the trading history of the Company's stock prior to November, 1995, which was when the Committee first began to consider such repricing. The options held by Dr. Cantarero and Mr. Payne that were repriced are set forth in the table above.

      OPTION EXERCISES AND YEAR-END VALUES TABLE. The table set forth below contains information with respect to (i) the unexercised options to purchase Common Stock granted in 1995 and prior years under the Company's 1990 Stock Option Plan to the executive officers named in the Summary Compensation Table and held by them at December 31, 1995, (ii) the aggregate number of shares acquired by such executive officers upon the exercise during 1995 of options to purchase Common Stock and (iii) the value of unexercised in-the-money options at December 31, 1995.

             AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                        FISCAL YEAR-END OPTION VALUES

                                            NUMBER OF
                                      SECURITIES UNDERLYING       VALUE OF UNEXERCISED
                    SHARES            UNEXERCISED OPTIONS AT    IN-THE-MONEY OPTIONS AT
                   ACQUIRED             DECEMBER 31, 1995        DECEMBER 31, 1995 (1)
                      ON     VALUE      -----------------        ---------------------
        NAME       EXERCISE REALIZED EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
        ----       -------- -------- ----------- ------------- ----------- -------------
  Dr. Joel Bresser    -        -          -            -       $   -        $   -
  Dr. Luis
  Cantarero           -        -       28,666       43,334         -            -
  J. Donald Payne     -        -       39,032       10,562       18,137       2,109

(1)   Based on the closing  price of the Common  Stock on the  American  Stock
   Exchange on December 31, 1995 ($1.6875).

      ARRANGEMENTS WITH MR. LEECH. On April 3, 1996, the Board of Directors elected David Leech to the Board of Directors and approved a consulting arrangement with Mr. Leech wherein he would also assume the duties of Acting President and Chief Executive Officer of the Company. The consulting agreement with Mr. Leech has a six month term commencing April 1, 1996 and may be extended month to month thereafter. Either the Company or Mr. Leech may terminate the arrangement after three months upon thirty days notice to the other party. The agreement provides for a consulting fee of $10,000 per month and a performance bonus of up to a maximum of $250,000 if certain corporate objectives are achieved.

                                       7

                                 PROPOSAL NO. 2
                    APPROVAL OF AMENDMENT AND RESTATEMENT OF
                DIRECTOR STOCK OPTION PLAN AND INCREASE IN NUMBER
                         OF SHARES AUTHORIZED FOR GRANT

      PURPOSE OF THE PLAN. The Director Stock Option Plan (the "Plan") was approved by stockholders at the 1995 annual meeting and provided for the grants of stock options to non-management directors for service since the Company's initial public offering in October 1993. The purpose of the Director Stock Option Plan is to encourage ownership in the Company by outside directors of the Company whose services are considered essential to the Company's continued progress and thus to provide them with a further incentive to continue to serve as directors of the Company. The Plan is also intended to assist the Company through utilization of the incentives provided by the Plan to attract and retain experienced and qualified candidates to fill vacancies in the Board which may occur in the future.

      BACKGROUND OF THE PROPOSAL. Under its current provisions, the Director Stock Option Plan (as currently in effect, the "Current Directors Plan") provides for the granting of stock options to non-employee directors as compensation for their service as a director. Options to acquire 400 shares of Common Stock are earned for each full or partial month of service as a director, and grants of earned amounts are made annually on January 15 each year (the "Annual Grant Date") following the calendar year of service for which such grants were earned (e.g., for a full twelve months of service as a director in 1995, the director would be granted options to acquire 4,800 shares on January 15, 1996). The exercise price of the grant is the market price on the Annual Grant Date. Options are earned monthly, and no minimum length of service as a director is required.

      The Company has from time to time experienced difficulty in recruiting qualified non-management directors to serve on the Board, and the Board believes that the terms of the Current Directors Plan do not provide the appropriate incentives to recruit and retain qualified non-management directors. During 1995, four non-management directors (Wayne Fritzsche, Dr. Irvin Smith, John P. Davis, and Dr. Wayne Ryan) resigned from the Board. These resignations and delays in replacing said directors is evidence that Company has had difficulty in recruiting alternative candidates.

      Accordingly, on May 30, 1996, the Board of Directors approved the amendment and restatement of the Current Directors Plan (such amendment and restatement is referred to herein as the "Proposed Directors Plan") to provide for terms of stock option grants that the Board believes will facilitate its ability to recruit qualified non-management directors and will provide greater incentives for such directors' continued service on the Board. Additionally, because the proposed amendments provide for increased option grants that will vest over two years, rather than being fully vested upon the grant, the Board has also proposed that the number of shares of Common Stock authorized for grant be increased from 100,000 to 150,000. Currently, a total of 100,000 shares of Common Stock are reserved for issuance upon exercise of options granted under the Plan. As of December 31, 1995, there were 49,800 ungranted options remaining in the Plan. The proposed increase in the number of authorized options available in the Plan will amount to one percent (1%) of the currently outstanding Common Stock.

      In addition to approving the Proposed Directors Plan, on May 30, 1996, the Board adopted a plan to compensate nonmanagement directors by the cash payment of $750 per meeting, up to a maximum of $9,000 per year. Directors who are not also employees are not eligible to participate in any other benefit plan of the Company. The Company will also pay ordinary and necessary out-of-pocket expenses for non-management directors to attend Board and committee meetings.

      As a consultant to the Company, Mr. Leech is considered a non-employee director and, as such, is eligible to participate in the Current Directors Plan and would be eligible to participate in the Proposed Directors Plan. Mr. Payne is an employee of the Company and is not eligible for participation in the Plan.

      THE DESCRIPTION IN THIS PROXY STATEMENT OF THE PROPOSED DIRECTORS PLAN IS INTENDED SOLELY AS A SUMMARY, DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY THE FULL TEXT OF THE PROPOSED DIRECTORS PLAN ATTACHED HERETO AS EXHIBIT A.

      COMPARISON OF THE PROVISIONS OF THE CURRENT DIRECTORS PLAN WITH THE PROPOSED AMENDMENT AND RESTATEMENT. Under the Current Directors Plan, on the Annual Grant Date, each non-employee director who served as such during the entire calendar year preceding the Annual Grant Date will be granted an option to purchase 4,800 shares of Common Stock. In the event that a non-employee director is not a non-

                                       8

employee director of the Company during the entire calendar year, such non-employee director will be granted options to acquire 400 shares of Common Stock for each month or portion thereof served as a non-employee director during the prior year. Each option granted pursuant to the plan has an exercise price per share equal to the Fair Market Value (as defined in the Current Directors
Plan) of a share of Common Stock on the date the option is granted (i.e., the market price on the Annual Grant Date), and such options are fully vested and exercisable as of the date of grant for a period of five years. Non-employee directors are not currently eligible to receive benefits in any other benefit plan of the Company.

      If the proposed amendment and restatement of the plan proposed herein is adopted, each non-employee director would receive a one-time grant of an option to acquire 10,000 shares of Common Stock. The option would vest and be exercisable as follows: 5,000 shares may be acquired on or after the first anniversary of the grant, and the remaining 5,000 shares may be acquired on or after the second anniversary of the grant. If the director resigns, is not reelected or otherwise does not continue his service as a director (other than as a result of death or disability), the unvested portion of the option would be forfeited. The exercise price of the option would be the Fair Market Value (as defined in the Proposed Directors Plan) on the date of grant. The option will expire five years from the date of grant unless otherwise exercised.

      For current non-employee directors, the Proposed Directors Plan has special transition rules. For service during 1996, no options under the provisions of the Current Directors Plan will be granted for any director serving as of the date of approval of the Proposed Directors Plan by stockholders. All grants to such directors will, in lieu of such options under the Current Directors Plan, be made under the terms of the Proposed Directors Plan. The one-time grant of an option to acquire 10,000 shares of Common Stock will be made as of the date of approval of the amendment and restated plan, and the exercise price of the option will be the Fair Market Value as of the date of such approval. Any non-employee director who served in 1996 and who is not reelected on the date of approval of the Proposed Directors Plan will receive an option grant on January 15, 1997 for service in 1996 under the terms of the Current Directors Plan.

      As indicated, the proposed amendment would require a director to generally serve at least one year before he is eligible to exercise any option grant. Under the Current Directors Plan, the director earns a fully vested option grant for each partial month of service. The Board believes the terms of the Proposed Directors Plan will encourage retention of directors.

      Additionally, the exercise price of the option under the Proposed Directors Plan would be the Fair Market Value on the date of the grant, which would generally be the date of initial election to the Board of Directors (except that for current non-employee directors, the grant date would be the date of stockholder approval of the Proposed Director Plan). Under the Current Directors Plan, the exercise price is the Fair Market Value on January 15 of the year subsequent to the year of service.

      The Current Directors Plan provides that, upon the death of any optionee, the option, all of which pursuant to the provisions of the plan was already fully vested, must be exercised by the optionee's legal representative within six months after death. As proposed in the amendment and restatement, all of the unvested portion of a grant will become fully vested upon the death of the director and must be exercised by the optionee's legal representative within six months after death. Additionally, upon the total and permanent disability of the director, all of the unvested portion of a grant will become fully vested.

      The Company has reserved 100,000 shares of Common Stock of the Company for issuance in accordance with the provisions of the Current Directors Plan. Shares of Common Stock to be issued upon exercise of options under the Current Directors Plan may be treasury shares or authorized by unissued shares. If the Proposed Directors Plan is adopted, the number of shares reserved for issuance would increase to 150,000.

      The Current Directors Plan is administered by the Board of Directors. Subject to the terms of the Current Directors Plan, the Board of Directors has complete authority (i) to interpret the Current Directors Plan; (ii) to prescribe, amend and rescind rules and regulations relating to it; (iii) to determine the terms and provisions of the Current Directors Plan; and (iv) to make all other determinations necessary or advisable for the administration of the Current Directors Plan. If the Proposed Directors Plan is adopted, no changes would occur in the administration provisions of the plan.

      The Plan, currently and as proposed, provides for the grant of Nonstatutory Stock Options as reflected in the terms of the written option agreement with each optionee. Nonstatutory Stock Options are not intended to qualify as

                                       9

incentive stock options within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code").

      Under both the Current Directors Plan and the Proposed Directors Plan, the purchase price to be paid for the Common Stock to be issued upon the exercise of the option will be by cash payment, which may take the form of a personal check. Each award under the plan will be evidenced by an agreement that specifies the terms, conditions and limitations of the award.

      In the event of any subdivision or consolidation of outstanding shares of Common Stock or declaration of a dividend payable in shares of Common Stock or capital reorganization or reclassification or other transaction involving an increase or reduction in the number of outstanding shares of Common Stock, the Board shall adjust proportionally (i) the number of shares of Common Stock reserved under this plan and covered by outstanding options denominated in Common Stock; (ii) the exercise price in respect of such options; and (iii) the appropriate fair market value and other price determinations for such options. In the event of any consolidation or merger of the Company with another corporation or entity or the adoption by the Company of a plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Board shall make such adjustments as it may deem equitable, including adjustments to avoid fractional shares, to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized to issue or assume stock options, regardless of whether in a transactions to which Section 424(a) of the Code applies, by means of substitution of new options for previously issued options.

      Options may be granted under the plan at any time on or after such effective date and prior to the termination of the plan. The plan shall terminate when all Common Stock subject to the plan is subject to an option to purchase (unless earlier discontinued by the Board).

      The Board may amend, modify, suspend or terminate the Current Directors Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law except that (i) the provisions of the Current Directors Plan relating to the class of person eligible to participate in this Current Directors Plan and the amount, price and timing of awards may not be amended more often than once every six months except to comport with changes in the Code, the Employee Retirement Income Security Act or rules promulgated thereunder and (ii) in the event the Current Directors Plan complies with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, no revision or amendment shall change the number of shares subject to the Plan (except as provided herein), change the designation of the class of directors eligible to receive options or materially increase the benefits accruing to participants under the Plan without the requisite approval of the stockholders. The Proposed Directors Plan has similar provisions, except that stockholder approval is required only for amendments for which such approval may be required to continue compliance with Rule 16b-3 and that the Plan may be amended, regardless of the nature of the amendment, more often than once every six months to the extent permitted under Rule 16b-3. As a result of recently announced changes to Rule 16b, the Company believes that by as early as August 1996, Rule 16b-3 will not restrict the frequency of amendments to the Plan nor require stockholder approval for such amendments.

      FEDERAL INCOME TAX CONSEQUENCES. All options granted under the Current Directors Plan or the Proposed Directors Plan will be Nonstatutory Stock Options. The holder of a Nonstatutory Stock Option generally will recognize no taxable income as a result of the grant of the option. Upon the exercise of the option, however, the holder of a Nonstatutory Stock Option will recognize taxable ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise or purchase price (or in the case of relinquishment in an amount equal to the sum of the cash received and the fair market value of the shares or award received determined on the date of exercise) and, correspondingly, the Company will be entitled to an income tax deduction for such amount.

      OPTION GRANTS TO DIRECTORS FOR SERVICE IN 1996. Set forth below is a summary table as to the options potentially available for service during 1996, assuming each current director is reelected and continues to serve throughout 1996, to non-employee directors of the Company under the Current Directors Plan as well as the amounts available if the Proposed Directors Plan is approved.

                                       10

                                NEW PLAN BENEFITS
                           DIRECTOR STOCK OPTION PLAN
                COMPARISON OF CURRENT AND PROPOSED PLAN BENEFITS

                               CURRENT DIRECTORS PLAN  PROPOSED DIRECTORS PLAN
                                            Number of               Number of
                                             Options                 Options
                                 Dollar    [Vested at    Dollar     [Vesting
                                Value ($)    Date of    Value ($)   Over Two
Name                               (1)     Grant] (2)      (3)     Years] (4)
- ----                            ---------  ----------   ---------  ----------
Dr. Joel Bresser (5)                   0           0           0
R. Walter Cunningham (6)               0         800           0         800
Dr. Michael Hogan (7)                  0       3,200           0      10,000
Christopher T. Kelly (7)               0       3,200           0      10,000
David M. Leech (8)                     0       3,600           0      10,000
J. Donald Payne (9)                    0           0           0           0
Terry Ward                             0       4,800           0      10,000
All non-employee directors
  who are not executive
  officers, as a group                 0      12,000           0      30,800
All non-employee directors
  who are executive officers,
  as a group                           0       3,600           0      10,000

(1) The exercise price of each option will be the Fair Market Value on January 15, 1997, the date of grant under the Current Directors Plan.
(2) Under the Current Directors Plan, each director earns a fully vested option to acquire 400 shares for each month or partial month of service, or 4,800 shares for each year of service.
(3) The exercise price of each option will be the Fair Market Value on the date of approval of the Proposed Directors Plan by the stockholders. As of June 3, 1996, the closing price of the Common Stock on the American Stock Exchange was $1.00.
(4) Under the Proposed Directors Plan, each director will be granted an option to acquire 10,000 shares of Common Stock which will vest over two years.
(5) Dr. Bresser was an employee as of the date of his election as a director in 1995, and as such, was not eligible under the plan. Dr. Bresser resigned as a director in May 1996.
(6) Mr. Cunningham resigned as a director in February 1996, earning a grant of an option to acquire 800 shares under the Current Directors Plan. If the Proposed Directors Plan is approved, Mr. Cunningham will NOT receive any grant under the Proposed Directors Plan but will receive a grant under the terms of the Current Directors Plan on January 15, 1997.
(7) Dr. Hogan and Mr. Kelly became directors in May 1996, and, under the Current Directors Plan, on January 15, 1997, each will be eligible for a grant of a fully-vested option to acquire 3,200 shares of Common Stock if he remains as a director throughout 1996. Under the terms of the Proposed Directors Plan, Dr. Hogan and Mr. Kelly would, in lieu of such options under the Current Directors Plan, be granted an option to acquire 10,000 shares on the date of approval of the plan by stockholders, and the option would vest over two years.
(8) Mr. Leech became a director in April 1996, and, under the Current Directors Plan, on January 15, 1997, he will be eligible for a grant of a fully-vested option to acquire 3,600 shares of Common Stock if he remains as a director throughout 1996. Under the terms of the Proposed Directors Plan, Mr. Leech would be granted an option to acquire 10,000 shares on the date of approval of the Plan by stockholders, and the option would vest over two years.
(9) Mr. Payne is an employee of the Company and, as such, is not eligible to participate in the Plan.

      BOARD RECOMMENDATION. The Board believes that the amendment and restatement of the Director Stock Option Plan is in the best interest of the Company and its stockholders. The Board therefore recommends a vote FOR approval of the amendment and restatement of the Director Stock Option Plan and for the authorization of an additional 50,000 for grant under the plan. It is intended that the proxies not marked to the contrary will be so voted. Since the approval of the Director Stock Option Plan will result in the grant of options to all non-employee directors of the Company, each of the non-employee directors of the Company has an interest in and may benefit from the approval of the Director Stock Option Plan.

                                       11

      The affirmative vote of the holders of a majority of the votes of the outstanding stock of the Company present or represented and entitled to vote at a meeting at which a quorum is present is required for approval of the amendment and restatement of the Director Stock Option Plan and the increase in the number of shares of Common Stock authorized for grant from 100,000 shares to 150,000 shares.

                                PROPOSAL NO. 3
                APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors has approved and recommends the appointment of Arthur Andersen & Co. as independent public accountants to conduct an audit of the Company's financial statements for the fiscal year ending December 31, 1996. Arthur Andersen & Co. has audited the financial statements of the Company since its organization. Approval of the appointment of the accountants is being sought in order to give stockholders the opportunity to express their opinion on the matter. Approval will require the affirmative vote of the holders of the shares having a majority of the votes of all shares present and represented at the meeting. Should approval not be obtained, the Board of Directors would expect to reconsider the appointment.

      Members of Arthur Andersen & Co. are expected to attend the annual meeting and, if present, be available to answer appropriate questions which may be asked by stockholders. Such members will also have an opportunity to make a statement at the meeting if they desire to do so.

                             CERTAIN TRANSACTIONS

     In December, 1993, the Company engaged a director of the Company, Wayne Fritzsche, to assist it in establishing collaborative arrangements for the commercialization of infectious disease applications for the Company's technology. Mr. Fritzsche was granted a vested three-year option to acquire 8,600 shares of Common Stock at $8.75 per share and received a monthly retainer of $7,500 commencing in January, 1994. This retainer was to be recouped from any future incentive payments to Mr. Fritzsche, which consist of a varying percentage (ranging from 5% of the first $1 million to 1% of amounts over $5 million) of cash proceeds to the Company from these collaborative activities. During April, 1994, the Company terminated this relationship, but the Company continues to be obligated for the future incentive payments if the Company consummates a transaction with certain entities contacted by Mr. Fritzsche. Mr. Fritzsche was paid $31,321 under this agreement, including $1,321 of expenses.

     The Company is a party to an Amended and Restated Stockholders' Agreement dated June 8, 1993 (the "Stockholders' Agreement"), as amended, with Dr. Bresser, certain holders of Common Stock and certain holders of the Company's warrants. The Stockholders' Agreement also provides for certain registration rights.

                                   GENERAL

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT. Under
Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), directors, certain officers and beneficial owners of 10% or more of the Company's Common Stock are required from time to time to file with the Securities and Exchange Commission (the "Commission") reports on Forms 3, 4 or 5 relating principally to transactions in the Company's securities by such person. Based solely upon a review of Forms 3, 4 and 5 submitted to the Company during and with respect to 1995, the Company believes that all of the directors and executive officers of the Company have timely filed their respective Forms 3, 4 or 5 required by Section 16 (a) of the Exchange Act, during 1995.

      COUNTING OF VOTES. All matters specified in this Proxy Statement that are to be voted on at the annual meeting will be by written ballot. Inspectors of election will be appointed, among other things, to determine the number of shares outstanding and the voting power of each, the shares represented at the annual meeting, the existence of a quorum and the authenticity, validity and effect of proxies, to receive votes or ballots, to hear and determine all challenges and questions in any way arising in connection with the right to vote, to count and tabulate all votes and to determine the result. Each item presented herein to be voted on at the annual meeting must be approved by the affirmative vote of the holders of the number of shares described under each such item. The inspectors of election will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and for purposes of determining the outcome of

                                       12

any matter submitted to the stockholders for a vote. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality or of "votes cast".

      The inspectors of election will treat shares referred to as "broker non-votes" (i.e. shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote that the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

      OTHER BUSINESS. Management does not intend to bring any business before the meeting other than the matters referred to in the accompanying notice. If, however, any other matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote pursuant to the proxy in accordance with their best judgment on such matters to the extent permitted by applicable law and regulations. The discretionary authority includes matters which the Board of Directors does not know are to be presented at the meeting by others and any proposals of stockholders omitted from the proxy material pursuant to Rule 14a-8 of the Securities and Exchange Commission.

      STOCKHOLDER PROPOSALS. Proposals of stockholders intended to be presented at the Company's 1997 annual meeting, and otherwise eligible, must be received by the Company (at the address indicated in the accompanying notice) no later than January 31, 1997 to be included in the Company's proxy material and form of proxy relating to that meeting.

                                       By Order of the Board of Directors



                                       David Leech
                                       As President and Chief Executive Officer

Houston, Texas
June 7, 1996

                                       13

                                                                       EXHIBIT A

                                 APROGENEX, INC.

                           DIRECTOR STOCK OPTION PLAN
                    AMENDED AND RESTATED AS OF JUNE [ ], 1996

1. PURPOSE. The purpose of this Director Stock Option Plan (the "Plan") of Aprogenex, Inc. (the "Company"), is to encourage ownership in the Company by outside directors of the Company whose services are considered essential to the Company's continued progress and thus to provide them with a further incentive to continue to serve as directors of the Company. The Plan is also intended to assist the Company through utilization of the incentives provided by the Plan to attract and retain experienced and qualified candidates to fill vacancies in the Board which may occur in the future.

2. ADMINISTRATION. The Plan will be administered by the Board of Directors (the "Board") of the Company. Subject to the express provisions of the Plan, the Board will have complete authority to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to it; to determine the terms and provisions of the respective option agreements in accordance with the provisions of the Plan; and to make all other determinations necessary or advisable for the administration of the Plan. The Board's determination on the matters referred to in this Section 2 will be conclusive.

3. PARTICIPATION IN THE PLAN. The Directors of the Company who are not employees of the Company or any Parent or Subsidiary of the Company (within the meaning of Section 424(e) or (f) of the Internal Revenue Code of 1986, as amended) ("Eligible Directors") shall be eligible to participate in the Plan. A director who is or has been an employee of the Company or any Parent or Subsidiary of the Company shall not be eligible to become an Eligible Director unless and until such director is elected to a new term of office as a director while no longer serving as an employee of the Company.

4. STOCK SUBJECT TO THE PLAN. The stock subject to the Plan shall consist of 150,000 shares of the $0.001 par value common stock of the Company ("Common Stock"). Such shares may, as the Board shall from time to time determine, be either authorized and unissued shares of Common Stock or issued shares of Common Stock which have been reacquired by the Company. If any option granted under the Plan expires or terminates for any reason without having been exercised in full, the shares subject to, but not delivered under, such option may again become available for the grant of other options under the Plan.

5. STOCK OPTIONS. Each option granted under this Plan shall be evidenced by a written agreement in such form as the Board shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

      A. OPTION GRANT DATES. For each Eligible Director who is elected to the Board of Directors after the date of approval of the Plan, as amended and restated, by the stockholders of the Company (such date hereinafter referred to as the "Effective Date"), options shall be granted to each such Eligible Director on the day of his or her initial election or appointment to the Board of Directors (or, if such date falls on a non-business day, the first business day thereafter) (the "Grant Date"). If the election or appointment is subject to or conditioned upon the acceptance by the Eligible Director, then the Grant Date for all purposes herein (other than the determination of Fair Market Value as set forth in Section 5C herein) shall be such date of acceptance. Initially, for each Eligible Director serving on the Effective Date, the Effective Date shall be the Grant Date for such Eligible Director.

      B. NUMBER OF SHARES EARNED. On the Grant Date, each Eligible Director shall be awarded an option to purchase 10,000 shares of Common Stock. Such grant is a one-time grant and not an annual grant.

      C. OPTION PRICE PER SHARE. The options granted hereunder shall be exercisable at a price per share equal to the Fair Market Value of the Common Stock on the Grant Date (except that for Eligible Directors whose term of service starts after the date of appointment or election, the date of such appointment or election shall be the date for determination of the Fair Market Value). For purposes of this Plan, the "Fair Market Value" of a share on a particular date shall be deemed to be, (i) if the Common Stock is listed on a national securities exchange, the closing selling price per share of the Common Stock on any such national

                                      A-1

      securities exchange on that date, as reported in THE WALL STREET JOURNAL or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, or (ii) if the Common Stock is not so listed, the closing selling price (or, if not so reported, the mean between the closing bid and asked price) on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by NASDAQ, or, if not reported by NASDAQ, by the National Quotation Bureau, Inc.

      D. OPTIONS NONTRANSFERABLE. Each option granted under the Plan by its terms shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and shall be exercisable during the lifetime of the optionee only by the optionee. While living, no option or interest therein may be transferred, assigned, pledged, or hypothecated by the optionee, whether by operation of law or otherwise, or be made subject to execution, attachment, or similar process.

      E. EXERCISABILITY AND TERM OF OPTIONS. Each option granted under the Plan shall vest as follows: (i) options as to 5,000 shares shall vest and be exercisable on the first anniversary of the Grant Date; and (ii) options as to the remaining 5,000 shares shall vest and be exercisable on the second anniversary of the Grant Date. If not previously exercised or forfeited pursuant to the provisions of Sections 5F, 5G and 5H herein, such options shall expire on the fifth anniversary of the Grant Date.

      F. TERMINATION OF STATUS AS A DIRECTOR. In the event of termination of an optionee's status as an Eligible Director (regardless of whether such termination is by resignation, removal, failure to nominate or reelect upon the end of any term or by becoming an employee of the Company) prior to such option or portion thereof becoming exercisable pursuant to the provisions of Section 5E or 5G herein, then such option or portion thereof which was not exercisable as of the date of such termination shall be forfeited. Any portion of the option which was exercisable as of the date of such termination shall continue to be exercisable until the earlier of
      (i) the expiration of such option pursuant to Section 5E herein or (ii) six months after the death of such optionee pursuant to the provisions of section 5H herein.

      G. DISABILITY OF OPTIONEE. In the event of the total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986) of an Eligible Director, regardless of whether the Eligible Director continues to serve as a director of the Company, all of such option shall become fully exercisable and may be exercised at any time prior to the earlier of (i) the expiration of the option as set forth in Section 5E herein or (ii) six months after the death of such optionee pursuant to the provisions of section 5H herein.

      H. DEATH. In the event of the death of an optionee during the term of the option who is at the time of his death an Eligible Director of the Company, the option shall become fully exercisable (regardless of the extent of the right to exercise that had accrued as of the date of death), and all of such option may be exercised at any time within six (6) months following the date of death, by the optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance. In the event of the death of an optionee during the term of the option who is NOT at the time of his death an Eligible Director of the Company, the option may be exercised at any time within six (6) months following the date of death, by the optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the right to exercise that had accrued as of the date of death. However, in no event may an option be exercised after the expiration of such option pursuant to the provisions of section 5E herein.

      I. EXERCISE OF OPTIONS. Options may be exercised only by written notice to the Company at its corporate office accompanied by payment of the full consideration for the shares as to which they are exercised, including any federal, state and/or local income tax withholding amount due in connection with the exercise. The purchase price, together with any income tax withholding amount due, is to be paid in full to the Company upon the exercise of the option by cash payment, which may take the form of a personal check payable to the order of the Company.

      J. NONSTATUTORY   OPTIONS.  All  options  granted  hereunder  shall  be
      non-statutory options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

6. ASSIGNMENT. The rights and benefits of a participant under this Plan may not be assigned and any attempted assignment of such rights and benefits shall be null and void.

                                      A-2

7.    LIMITATION OF RIGHTS.

      A. NO RIGHT TO CONTINUE AS A DIRECTOR. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a Director for any period of time, or at any particular rate of compensation.

      B. NO STOCKHOLDER'S RIGHTS FOR OPTIONEES. An optionee or the optionee's representative shall have no rights as a stockholder with respect to the shares covered by the options until the date of the issuance to the optionee or the optionee's representative of a stock certificate therefore, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

8.    CHANGES IN PRESENT STOCK.

      A. CORPORATE ACTS. The existence of outstanding options shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

      B. ADJUSTMENTS. In the event of any subdivision or consolidation of outstanding shares of Common Stock or declaration of a dividend payable in shares of Common Stock or capital reorganization or reclassification or other transaction involving an increase or reduction in the number of outstanding shares of Common Stock, the Board shall adjust proportionally
      (i) the number of shares of Common Stock reserved under this Plan and covered by outstanding options denominated in Common Stock; (ii) the exercise price in respect of such options; and (iii) the appropriate Fair Market Value and other price determinations for such options. In the event of any consolidation or merger of the Company with another corporation or entity or the adoption by the Company of a plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Board shall make such adjustments as it may deem equitable, including adjustments to avoid fractional shares, to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized to issue or assume stock options, regardless of whether in a transaction to which
      Section 424(a) of the Code applies, by means of substitution of new options for previously issued options or an assumption of previously issued options.

9.  EFFECTIVE DATE, TRANSITION FOR CURRENT DIRECTORS, AND DURATION OF THE PLAN.

      A. EFFECTIVE DATE. The Plan, as amended and restated, shall take effect on the date of approval of the Plan by the affirmative votes of the holders of a majority of the outstanding shares of the Company present, or represented, and entitled to vote at a meeting of the Company's stockholders, or by the written consent of the holders of a majority of the outstanding shares of the Company entitled to vote.

      B. TRANSITION PROVISIONS. Upon the adoption of the Plan as set forth herein, it is anticipated that current or previous Eligible Directors during 1996 would otherwise be entitled to compensation under the provisions of the Plan prior to its amendment and restatement. For any Eligible Directors serving as a director as of such date of adoption, any authorized or anticipated grants of options for service in 1996 pursuant to the provisions of the Plan prior to such amendment and restatement shall be superseded by the provisions of this Plan as amended and restated. For any Eligible Directors whose service as a director in 1996 terminated prior to such amendment and restatement, any authorized or anticipated grants of options pursuant to the provisions of the Plan prior to such amendment shall be made and governed by the provisions of this Plan prior to this amendment and restatement. Any grants to Eligible Directors under the provisions of the Plan prior to this amendment and restatement shall continue to be governed by the provisions of the Plan before such amendment and restatement.

                                      A-3

      C. TERMINATION. The Plan shall terminate when all Common Stock subject to the Plan is subject to an option to purchase (unless earlier discontinued by the Board) but such termination shall not affect the rights of the holder of any option outstanding on such date of termination. If, on a date on which options would normally be granted, there is not a sufficient number of shares available to grant each person otherwise eligible to receive an option on that date an option to purchase the full number of shares to which he or she would normally be entitled, options shall be prorated among optionees according to the number of shares available on such date of grant. Such optionees shall be deemed to have received the full amount due to them on such date of grant. All options granted under the Plan are subject to and may not be exercised before.

10. AMENDMENT OF THE PLAN. The Board may suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that to the extent required by Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"), the provisions of this Plan relating to the class of persons eligible to participate in this Plan and the amount, price, and timing of awards may not be amended more often than once every six months except to comport with changes in the Code, the Employee Retirement Income Security Act or rules promulgated thereunder; and provided, further, that no revision or amendment to the Plan shall be effective without stockholder approval to the extent required by Rule 16b-3.

11. REQUIREMENTS OF LAW. The granting of options and the issuance of shares of Common Stock upon the exercise of an option shall be subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

12. NOTICE. Any written notice to the Company required by any of the provisions of this Plan shall be addressed to the Secretary of the Company and shall become effective when it is received.

13. GOVERNING LAW. This Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of the State of Delaware and construed accordingly.

                                               APROGENEX, INC.

As approved by the Board of Directors
of the Company on May 30, 1996


_____________________________________
Secretary

As approved by the stockholders of the
Company on June __, 1996


_____________________________________
Secretary


              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
        ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MONDAY, JUNE 24, 1996

     The undersigned hereby appoints J. Donald Payne and Peter J. Carbonaro, jointly and severally, proxies, with full power of substitution and with discretionary authority, to represent and vote, in accordance with the instructions set forth below, all shares of Common Stock which the undersigned is entitled to vote at the 1996 annual meeting of stockholders of Aprogenex, Inc. (the "Company"), and any adjournments thereof, for the election of directors (other than any for whom authority to vote is withheld below) and upon such other business as may properly come before the meeting.

(1) ELECTION OF
    DIRECTORS

[ ] FOR all nominees listed below              [ ] WITHHOLD AUTHORITY to vote
    (except as marked to the contrary below)       for all nominees listed below

   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, STRIKE A LINE
                       THROUGH THE NOMINEE'S NAME BELOW.)

Nominees:  Dr. Michael E. Hogan, Christopher T. Kelly, David Leech, J. Donald
           Payne and Terry Ward

All directors serve for a term of one year.

(2) PROPOSAL TO AMEND AND RESTATE THE COMPANY'S DIRECTOR STOCK OPTION PLAN AND TO INCREASE BY 50,000 SHARES THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK THAT MAY BE PURCHASED UNDER THE PLAN.

            [ ] FOR                 [ ] AGAINST                [ ] ABSTAIN

(3) PROPOSAL TO APPROVE THE APPOINTMENT OF ARTHUR ANDERSEN & CO. as the independent public accountants for the Company for 1996.

            [ ] FOR                 [ ] AGAINST                [ ] ABSTAIN

UNLESS A CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED ON THE REVERSE SIDE.


                                        __________________________________
                                        Signature

                                        Date: ______________________, 1996

                                        (In signing as Attorney, Administrator,
                                        Executor, Guardian, Trustee or
                                        Corporate Officer, please add your
                                        title as such.)

                                        PLEASE SIGN, DATE AND RETURN PROMPTLY.